Exhibit 99.3

Acquisition of Hunter Fan Company December 20, 2021

# Transforming the Griffon portfolio

**Signed definitive agreement to acquire Hunter Fan Company**

- Leading brand of residential ceiling fans sold in the U.S.
- #1 share of fans sold at U.S. retail locations
- #1 share of fans sold through e-commerce
- Strong strategic alignment with Griffon's Consumer and Professional Products (CPP) segment
- Complementary customer and product portfolio
- Attractive purchase price of $845 million and immediately accretive to Griffon earnings
- Anticipated closing January 2022, pending HSR review

**Reviewing strategic alternatives for Defense Electronics segment**

- Recognized global leader of highly-sophisticated and field-proven radar, surveillance, and communications systems
- Sale process underway with Lazard
- Sale will allow realization of value for Griffon shareholders and redeployment of capital
- Anticipated process conclusion March 2022

Hunter®

TELEPHONICS®

Griffon CORPORATION

Copyright © 2021 Griffon Corporation. All rights reserved.

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# Hunter: a leader in branded ceiling fans

## Company Overview

- Iconic brand with 135-year heritage and reputation for innovation and superior quality
- The leading brand of residential ceiling fans sold at U.S. retail locations and through e-commerce
- Emerging position in residential lighting, commercial ceiling fans, and industrial fans
- Top customers include Home Depot, Lowe's, Menards, Costco, and Amazon
- Headquartered in Memphis, TN with manufacturing and warehouse facilities in Nashville, TN and Byhalia, MS
- Approximately 200 employees


Commercial / Industrial
6%
40%
E-commerce
54%
Retail

**Revenue by channel**

## Products



**Consumer Ceiling Fans**

- Residential ceiling fans
- Sold in-store and online



**Industrial Fans**

- Fans for industrial settings: warehouses, manufacturing, agriculture



**Commercial Ceiling Fans**

- Ceiling fans for commercial applications: restaurants, hotels, resorts, education, healthcare



**Residential Lighting**

- Residential light fixtures
- Sold in-store and online

Griffon CORPORATION

Copyright © 2021 Griffon Corporation. All rights reserved.

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# Transaction summary

| | |
|---|---|
| **Purchase Price** | ■ $845 million cash purchase price<br>■ Purchase price reflects ~9.4x EBITDA expected in the first full fiscal year of operation, excluding synergies |
| **Financial** | ■ Projected revenue in first full fiscal year of $400 million<br>■ Projected EBITDA in first full fiscal year of $90 million (22%+ EBITDA margin), excluding synergies<br>■ EPS accretion expected to be at least $0.50 per share in first full fiscal year<br>■ Strong free cash flow generation |
| **Transaction Financing** | ■ Cash on hand, Griffon's existing revolving credit facility, and committed financing<br>■ Up to $750 million of committed financing from Bank of America |
| **Timing and Closing Conditions** | ■ Customary regulatory approvals and closing conditions<br>■ Expect to close by end of January 2022 |

Copyright © 2021 Griffon Corporation. All rights reserved.
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Griffon CORPORATION

Copyright © 2021 Griffon Corporation. All rights reserved.

## *Cautionary Note Regarding Forward-Looking Statements*

"Safe Harbor" Statements under the Private Securities Litigation Reform Act of 1995: All statements related to, among other things, income (loss), earnings, cash flows, revenue, changes in operations, operating improvements, industries in which Griffon operates and the United States and global economies that are not historical are hereby identified as "forward-looking statements" and may be indicated by words or phrases such as "anticipates," "supports," "plans," "projects," "expects," "believes," "should," "would," "could," "hope," "forecast," "management is of the opinion," "may," "will," "estimates," "intends," "explores," "opportunities," the negative of these expressions, use of the future tense and similar words or phrases. Such forward-looking statements are subject to inherent risks and uncertainties that could cause actual results to differ materially from those expressed in any forward-looking statements. These risks and uncertainties include, among others: current economic conditions and uncertainties in the housing, credit and capital markets; Griffon's ability to achieve expected savings from cost control, restructuring, integration and disposal initiatives; the ability to identify and successfully consummate, and integrate, value-adding acquisition opportunities; increasing competition and pricing pressures in the markets served by Griffon's operating companies; the ability of Griffon's operating companies to expand into new geographic and product markets, and to anticipate and meet customer demands for new products and product enhancements and innovations; reduced military spending by the government on projects for which Griffon's Telephonics Corporation supplies products, including as a result of defense budget cuts or other government actions; the ability of the federal government to fund and conduct its operations; increases in the cost or lack of availability of raw materials such as resin, wood and steel, components or purchased finished goods, including the impact from tariffs; changes in customer demand or loss of a material customer at one of Griffon's operating companies; the potential impact of seasonal variations and uncertain weather patterns on certain of Griffon's businesses; political events that could impact the worldwide economy; a downgrade in Griffon's credit ratings; changes in international economic conditions including interest rate and currency exchange fluctuations; the reliance by certain of Griffon's businesses on particular third party suppliers and manufacturers to meet customer demands; the relative mix of products and services offered by Griffon's businesses, which impacts margins and operating efficiencies; short-term capacity constraints or prolonged excess capacity; unforeseen developments in contingencies, such as litigation, regulatory and environmental matters; unfavorable results of government agency contract audits of Telephonics Corporation; our strategy, future operations, prospects and the plans of our businesses, including the exploration of strategic alternatives for Telephonics Corporation; Griffon's ability to adequately protect and maintain the validity of patent and other intellectual property rights; the cyclical nature of the businesses of certain of Griffon's operating companies; and possible terrorist threats and actions and their impact on the global economy; the impact of COVID-19 on the U.S. and the global economy, including business disruptions, reductions in employment and an increase in business and operating facility failures, specifically among our customers and suppliers; Griffon's ability to service and refinance its debt; and the impact of recent and future legislative and regulatory changes, including, without limitation, changes in tax law. Such statements reflect the views of the Company with respect to future events and are subject to these and other risks, as previously disclosed in the Company's Securities and Exchange Commission filings. Readers are cautioned not to place undue reliance on these forward-looking statements. These forward-looking statements speak only as of the date made. Griffon undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Copyright © 2021 Griffon Corporation. All rights reserved.

Griffon CORPORATION

Copyright © 2021 Griffon Corporation. All rights reserved. Use of Non-GAAP Financial Measures The Company provides financial measures and terms not calculated in accordance with accounting principles generally accepted in the United States (GAAP). Presentation of non-GAAP measures such as, but not limited to, “free cash flow” and “adjusted EBITDA” provide investors with an alternative method for assessing our operating results in a manner that enables them to more thoroughly evaluate our performance. The non-GAAP measuresincluded in this presentation are provided to give investors access to the types of measures that we use in analyzing our results. The Company’s calculation of non-GAAP financial measures is not necessarily comparable to similarly titled measures reported by other companies. These non- GAAP measures may be considered in addition to results prepared in accordance with GAAP but should not be considered a substitute for or superior to GAAP results. Important Additional Information Regarding Proxy Solicitation Griffon intends to file a proxy statement and associated WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for Griffon’s 2022 Annual Meeting (the “Proxy Statement”). Griffon, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2022 Annual Meeting. Information regarding the names of Griffon’sdirectors and executive officers and their respective interests in Griffon by security holdings or otherwise is set forth in Griffon’s proxy statement for the 2021 Annual Meeting of Shareholders, filed with the SEC on December 16, 2020. To the extent holdings of such participants in Griffon’s securities have changed since theamounts set forth in the 2021 proxy statement, such changes have been reflected on Statements of Change in Ownership on Form 4 or Annual Statement of Changes in Beneficial Ownership on Form 5 filed with the SEC. Details concerning the nominees of Griffon’s Board of Directors for election at the 2022 Annual Meeting will be included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ACCOMPANYING WHITE PROXY CARD, AND ANY SUPPLEMENTS THERETO, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of the definitive Proxy Statement and other relevant documents filedbyGriffon with the SEC free of charge from the SEC’s website, www.sec.gov., or by directing a request by mail to Griffon Corporation, Attention: Corporate Secretary, at 712 Fifth Avenue, New York, NY 10019, or by visiting the investor relations section of Griffon’s website, www.griffon.com.